UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DELTA AIR LINES, INC.	Stockholder Meeting to be held on June 3, 2008
** IMPORTANT NOTICE **	The Following Proxy Materials Are Available For Viewing
Regarding the Availability of Proxy Materials	• Notice of Annual Meeting
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.	• Proxy Statement • Annual Report on Form 10-K For The Year Ended December 31, 2007

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
DELTA AIR LINES, INC. 1030 DELTA BOULEVARD DEPARTMENT 829 ATLANTA, GA 30320

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the proxy materials Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 14, 2008.

HOW TO VIEW PROXY MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com. You may access the proxy materials and vote at this website.

HOW TO REQUEST A COPY OF PROXY MATERIALS
	1) BY INTERNET	-	www.proxyvote.com
	2) BY TELEPHONE	-	1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual Meeting Date: June 3, 2008 Meeting Time: 8:30 A.M. EDT For holders as of: April 18, 2008

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote shares registered in your name. If you hold unvested restricted stock or shares of common stock in a Delta Pilots Savings Plan account, you may not vote those shares in person at the Meeting.

Meeting Location: AXA Equitable Center 787 Seventh Avenue New York, New York 10019

Vote By Internet
Meeting Directions: For directions to the meeting location please call: 212-554-1115

To access the proxy materials and vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. EDT on the applicable deadline. Have this notice in hand when you access the website and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR

Proposals 1 and 2

1.	Election of Eleven Directors.

Nominees:

01)	Richard H. Anderson	07)	Victor L. Lund
02)	John S. Brinzo	08)	Walter E. Massey
03)	Daniel A. Carp	09)	Paula Rosput Reynolds
04)	Eugene I. Davis	10)	Kenneth C. Rogers
05)	Richard Karl Goeltz	11)	Kenneth B. Woodrow
06)	David R. Goode

2.	Ratification of the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2008.